UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

November 4, 2004
Date of Report (Date of earliest event reported)

Golden Telecom, Inc.

(Exact name of registrant as specified in its charter)

Delaware (State of incorporation)	0-27423 (Commission File Number)	51-0391303 (IRS Employer Identification No.)

Representation Office Golden TeleServices, Inc.
1 Kozhevnichesky Proezd
Moscow, Russia 115114
(Address of principal executive office)

(011-7-501) 797-9300
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instructions A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.
Item 9.01. Financial Statements and Exhibits.
SIGNATURES
Press Release - 3rd Qtr. Financial Results

Item 2.02. Results of Operations and Financial Condition.

     On November 4, 2004, Golden Telecom, Inc. issued a press release announcing financial results for the third quarter of fiscal year 2004 ended September 30, 2004. A copy of this press release is attached hereto as Exhibit 99.1.

     The information in this Current Report on Form 8-K, including the Exhibit attached hereto, is being furnished under Item 2.02 and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liability of such section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits

Designation	Description of Exhibit
99.1	Press Release issued by Registrant on November 4, 2004, relating to Golden Telecom, Inc.’s financial results for the third quarter of fiscal year 2004 ended September 30, 2004.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

GOLDEN TELECOM, INC. (Registrant)
By:	/s/ BRIAN RICH
	Name:	Brian Rich
	Title:	Senior Vice President, Chief Financial Officer and Treasurer

Date: November 4, 2004

EXHIBIT INDEX

Designation	Description of Exhibit
99.1	Press Release issued by Registrant on November 4, 2004, relating to Golden Telecom, Inc.’s financial results for the third quarter of fiscal year 2004 ended September 30, 2004.